IMPAIRMENT CHARGES, NET OF REVERSAL	12 Months Ended
Dec. 31, 2021
Disclosure of impairment of assets [Abstract]
Impairment (Charge) Reversal	Impairment (Charge) Reversal

	Years ended December 31,
	2021	2020
Rosebel CGU[1]
Property, plant and equipment	$205.1	$—
Essakane CGU
Property, plant and equipment	—	(45.8)
	$205.1	$(45.8)
1.The Rosebel CGU consists of Rosebel and the Rosebel royalty payable to Euro Ressources S.A by the Company.
The Company performs impairment testing for its property, plant and equipment when indicators of potential impairment or reversal of previously recognized impairment are identified.
Rosebel CGU - December 31, 2021
The updated Mineral Reserves and Mineral Resources estimates and life-of-mine plan for Rosebel were considered by the Company to be an indicator of impairment for the Rosebel CGU.
Doyon CGU - September 30, 2021
An increase in estimated costs over the life-of-mine based on the Company’s current plans and an increase in the asset retirement obligation were considered by the Company to be an indicator of impairment for the Doyon CGU, which includes the Westwood mine.
Côté Gold CGU - June 30, 2021
An increase in the estimated project costs was considered by the Company to be an indicator of impairment for the Côté Gold CGU.
Impairment tests
The recoverable amounts of the CGUs were determined by calculating the FVLCD. The FVLCD was determined by calculating the net present value of the estimated future cash flows (level 3 of the fair value hierarchy). The significant estimates and assumptions used in determining the FVLCD for the CGUs were the life-of-mine production profile, future capital and operating expenditures, future gold prices, future foreign exchange rates, reserves and resources, discount rate and value of un-modeled mineralization.
The estimates of future cash flows were derived from the most recent life-of-mine plans or technical reports. Management estimated gold prices based on observable market data, including spot price and industry analysts' forecast consensus. The Company used an estimated gold price of $1,750 per ounce for 2022 and 2023, $1,700 per ounce for 2024 and 2025, and $1,500 thereafter. The future cash flows used to calculate the FVLCD were discounted using a real weighted average cost of capital of 7.0% for Rosebel, 7.0% for Doyon and 5.5% for Côté Gold which reflected specific market risk factors for the mines. Un-modeled measured and indicated resources and a portion of un-modeled inferred resources, where applicable, were valued at $45 per ounce, based on recent market transactions.
An impairment test was performed for the Rosebel CGU and it was determined that the carrying amount exceeded its estimated recoverable amount of $373.8 million. This resulted in an impairment charge of $205.1 million (post-tax impairment charge of $132.9 million) being recognized in the consolidated statements of earnings (loss).
An impairment test was performed for the Doyon and Côté Gold CGUs, and it was determined that no impairment or reversal of impairment was required.
Essakane CGU - December 31, 2020
In the consolidated statements of earnings (loss) for the year ended December 31, 2020, the Company recorded a $45.8 million reversal of the previous impairment charge recorded in 2013. As a result of the continued increase in the spot price of gold and the significant increase in analysts’ consensus for future gold prices, the Company increased its long-term gold price estimates as at December 31, 2020, which was considered to be an indicator of reversal of previously recognized impairment, as the gold price represented a significant change in the key inputs used to determine the Essakane CGU’s recoverable amount. As a result, an assessment was performed for the Essakane CGU, and it was determined that the recoverable amount exceeded its carrying amount of $701.6 million. This resulted in a full reversal of the remaining provision for the previously recognized impairment.